UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 25, 2009
Date of Report (Date of earliest event reported)
BAKHU HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-153574	26-2608821

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Shelkovskoe shosse, 92/5, Suite 64 Moscow, Russian Federation 1	05523

(Address of principal executive offices)	(Zip Code)
902-512-6747
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-10.1 Exhibit 10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on August 19, 2009, Mr. Aidan Hwuang was appointed to serve as an independent director of the Board of Directors of Bakhu Holdings Corp. Information about Mr. Hwuang is as  follows:

Mr. Hwuang  is a member of the National Bar Association in the PRC and has over 15 years experience practicing law in the PRC..  In addition to his Chinese law degree he also has earned a LL.M  form  the University of Aberdeen Law School in Scotland.  He is currently a senior partner and the Shenzhen office manager with V&T Law Firm specializing in corporate law, acquisitions and litigation.

Mr. Hwuang is currently not compensated for his role as an independent Director

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits. The following exhibit is included with this report:

	Exhibit 10.1	Press Release, dated August 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.
Date: August 13, 2009	By:	/s/ Alexander Deshin
Alexander Deshin
CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-10.1	Exhibit 10.1